Related Party Transactions	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
Drew and Magni Partners (Bermuda) Ltd.(“Magni”)

Drew is considered a related party due to its significant ownership in the Company and Magni is considered a related party as a result of being an affiliate of Drew. As of June 30, 2026, Drew holds 27.6% of the Company’s outstanding common shares.

The Company has a $10.0 million revolving credit facility with Drew. The facility includes a commitment fee of 1% per annum on any undrawn amount from January 1, 2026 to the end of the availability period, and charges interest at the Term Secured Overnight Financing Rate (“SOFR”) plus a 6.5% margin per annum. The facility is available to drawdown until December 31, 2026, and the latest repayment date is December 31, 2027.

In the six months ended June 30, 2026, the Company has not drawn down from the revolving credit facility. The Company has $10.0 million available to draw down from this facility until the end of December 2026.

Corporate support agreement

The Company has a corporate support agreement with Magni. As Magni indirectly held a controlling interest at the time the Corporate Support Agreement was entered into, the Company has treated the Corporate Support Agreement as a related party agreement.

Peak Maritime Management AS (“Peak Maritime” and formerly known as 2020 Bulkers Management AS)
In February 2023, the Company signed an agreement with Peak Maritime, replacing a similar management agreement entered into in October 2021. Pursuant to the management agreement, Peak Maritime provides us with certain operational, commercial and management services. The Company is required to pay Peak Maritime a management fee subject to annual estimates and calculated, based on, among other things, expected activity level of the Company and the expected scope of services to be provided by Peak Maritime in relation to the Company in that year. The management fee is payable quarterly, in four equal tranches. Such management fee shall equal certain costs, based on the sum of (i) the direct payroll costs allocated to the performance of the services under the management agreement, marked-up by a margin of 13%, and (ii) certain shared costs corresponding to infrastructure costs in such year related to the performance of such services. The management fee will be adjusted annually to account for the difference between estimated and actual costs incurred in such year. The management agreement has an indefinite term and can be terminated by either party upon one month’s notice.

Peak Maritime became a related party from August 29, 2024 upon the Company’s acquisition of 40% of the issued shares in Peak Maritime. Management fees paid to Peak Maritime of $0.7 million was recognized under “General and administrative expenses” in the unaudited consolidated statement of operations in the three months ended March 31, 2026. Management fees paid to Peak Maritime of $0.3 million and $0.8 million was recognized under “General and administrative expenses” in the unaudited consolidated statement of operations in the three and six months ended June 30, 2025, respectively. As of December 31, 2025, the Company had $0.3 million payable to Peak Maritime presented under “Trade payables” in the unaudited consolidated balance sheet.
Following the Company’s purchase of an additional 4,200 shares in Peak Maritime which increased the Company’s total ownership in Peak Maritime to 54% effective on April, 1, 2026, the Company obtained a controlling financial interest in Peak Maritime. Peak Maritime has been consolidated into the Company’s financial statements from April 1, 2026.